LONG TERM DEBT (Details) (USD $)	Jun. 30, 2012	Jun. 30, 2011
Long Term Debt Details
Loan payable to TD Banknorth maturing in October 2028 payable with varing monthly installments including interest at approximately 5.25% per annum, secured by all assets of the Company	$ 33,498	$ 37,036
Line payable to American Express payable with varying monthly installments including interest at approximately 9.49% per annum, secured by all assets of the Company	35,177	41,020
12% Convertible Promisory note $500,000 principal net of debt discount of $48,294 at June 30, 2012 and $550,000 principal net of debt discount of $131,083 at June 30, 2011	451,706	418,917
Long term debt, Gross	520,381	496,973
Less : Current portion	40,031	45,811
Total long term debt	$ 480,350	$ 451,162